SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported): May 19, 2004

Sprint Corporation

(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Sprint Parkway Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 624-3000

(Former name or former address, if changed since last report)

P.O. Box 7997, Shawnee Mission, Kansas 66207-0997

(Mailing address of principal executive offices)

Item 5. Other Events

Sprint Corporation is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission a certain tax opinion that is to be incorporated by reference into its Registration Statement on Form S-3 (File Nos. 333-65402, 333-65402-01, 333-67104 and 333-67162).

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 8—	Tax Opinion of King & Spalding LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2004	SPRINT CORPORATION

	By:	/s/ MICHAEL T. HYDE
	Name:	Michael T. Hyde
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 8—	Tax Opinion of King & Spalding LLP.